Entrectinib and STARTRK-2 2nd Quarter 2017 Update April 27, 2017 Exhibit 99.2

Safe Harbor Statement This document contains forward-looking statements, as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, about Ignyta, Inc. (“us” or the “Company”). Statements that are not purely historical are forward-looking statements. These include statements regarding, among other things: references to the development of entrectinib and our other product candidates, including the ability to reduce the size of certain CNS tumors; the clinical and/or non-clinical data or plans underlying entrectinib or any of our other development programs, and the timelines associated with such programs; our ability to design and conduct development activities for entrectinib and our other development programs; our ability to develop or access companion diagnostics for our product candidates; our ability to obtain and maintain intellectual property protection for our product candidates; our ability to adequately fund our development programs; our ability to obtain regulatory approvals in order to market any of our product candidates or companion diagnostic tests; references to the potential market size for our products; and our ability to successfully commercialize any approved products. Forward-looking statements involve known and unknown risks that relate to future events or the Company’s future financial performance, some of which may be beyond our control, and the actual results could differ materially from those discussed in this document. Accordingly, the Company cautions investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, this document. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements, include, among others, the potential for results of past or ongoing clinical or non-clinical studies to differ from expectations or previous results; the interpretation of data from our clinical and non-clinical studies; our ability to initiate and complete clinical trials and non-clinical studies; regulatory developments; the potential advantages of our product candidates; the markets any approved products are intended to serve; and our capital needs; as well as those set forth under the headings “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Company’s Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 14, 2017, and similar disclosures made in the Company’s Form 10-Q filings and other SEC filings and press releases. The forward-looking statements contained in this document represent our estimates and assumptions only as of the date of this document, and we undertake no duty or obligation to update or revise publicly any forward-looking statements contained in this document as a result of new information, future events or changes in our expectations. Third-party information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, and should not be construed as a representation by, the Company.

Robust Pipeline of Precision Medicines in Oncology

Entrectinib: an Investigational, CNS-Active TRK, ROS1, and ALK Inhibitor Most potent, orally available pan-TRK-inhibitor in late-stage clinical development; active against most known TRK-resistant mutations 30x more potent against ROS1 than crizotinib Demonstrated activity in more than a dozen model systems, representing different fusion partners and tumor histologies Intentionally designed to cross blood-brain barrier (BBB), resulting in strong clinical activity of entrectinib in patients with primary brain tumors and secondary CNS metastases Target TRKA TRKB TRKC ROS1 ALK IC50* (nM) 1.7 0.1 0.1 0.2 1.6 * Biochemical kinase assay

Antitumor Activity in Phase 1 ALK and ROS1 Inhibitor-Naïve Patients with NTRK1/2/3, ROS1, or ALK Fusions

Best Response in TKI Treatment-Naïve *NTRK*-, *ROS1*-, and *ALK*-rearranged Tumors (n=24)



Maximum % Change from Baseline in Sum of Longest Diameters
30
20
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ROS1
ALK
PR
❖ 0% change

Fusion	Confirmed Responses (n)	ORR (%)
NTRK1/3	3/3	100%
ROS1	12/14	86%
ALK	4/7	57%

1 additional patient with NTRK+ glioneuronal tumor

- SD by RECIST (not validated for primary brain tumors*)
- 60% reduction by 3-D volumetric assessment

Note: Data cutoff 20 September 2016; *Cancer Discovery*, February 2017
* FDA-AACR Brain Tumor Endpoints Workshop 2006
NTRK-glioneuronal tumor: response by 3-D volumetric assessment courtesy of P. Brastianos MD, MGH; SD = stable disease

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Entrectinib CNS Activity in Patients with Primary or Metastatic Disease Involving the Brain

Best Response in TKI Treatment-Naïve *NTRK*-, *ROS1*-, and *ALK*-rearranged Tumors (n=24)



No CNS disease at baseline
Maximum % Change from Baseline in Sum of Longest Diameters
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20
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0
-10
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-40
-50
-60
-70
-80
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ROS1
ALK
PR
0% change

1 additional patient with NTRK+ glioneuronal tumor

- SD by RECIST (not validated for primary brain tumors*)
- 60% reduction by 3-D volumetric assessment

RECIST responses were noted across 63% of patients (5 out of 8) with primary or metastatic TRK, ROS1, or ALK fusion-positive disease involving the brain

Note: Data cutoff 20 September 2016; *Cancer Discovery*, February 2017
* FDA-AACR Brain Tumor Endpoints Workshop 2006
NTRK-glioneuronal tumor: response by 3-D volumetric assessment courtesy of P. Brastianos MD, MGH; SD = stable disease

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CNS Involvement in Solid Tumor Malignancy Sources: Fokas et al, BBA - Reviews on Cancer 2013; Chi et al, Cancers 2010; IASLC 2017 Brain metastases -20-40% of all patients with cancer -lung (up to 50%) -breast -melanoma Primary brain tumors -astrocytoma (NTRK2 fusions: 3%) -glioblastoma (NTRK1 fusions: 1-2%) -pediatric gliomas (NTRK3 fusions: 7%) Therapies that proactively address both systemic and CNS disease, before the emergence of CNS lesions, are increasingly being used as initial therapy in place of agents that lack CNS activity

57 year-old male with low-grade glioma harboring a BCAN-NTRK1 gene rearrangement Unresectable pontine tumor SD by RECIST (not validated for primary brain tumors*) 3-D volumetric tumor assessment performed showed a 60% decrease** Improvements in clinical symptoms of ataxia and diplopia *RECIST criteria not validated in primary brain tumors (FDA-AACR Brain Tumor Endpoints Workshop 2006); **Brastianos et al (Nature Precision Oncology 2017) Change in tumor volume Time (months) Tumor Volume (mL) Pre-entrectinib 9 months on treatment onset of clinical symptoms start entrectinib 8 Strong Clinical Activity of Entrectinib Has Been Observed in Patients with Primary Brain Tumors

Strong Clinical Activity of Entrectinib Has Been Observed in Patients with Brain Metastases Baseline 48M NSCLC SQSTM1-NTRK1 23F NSCLC post-crizotinib with CNS progression ROS1 fusion 53F NSCLC TKI-naïve ROS1 fusion 18 month-old infant congenital fibrosarcoma ETV6-NTRK3 NSCLC = non-small cell lung cancer

Strong Clinical Activity of Entrectinib Has Been Observed in Patients with Brain Metastases In clinical studies, entrectinib demonstrated ability to substantially and durably shrink or eradicate CNS disease by objective criteria – in multiple patients with primary or metastatic disease Baseline On study 48M NSCLC SQSTM1-NTRK1 23F NSCLC post-crizotinib with CNS progression ROS1 fusion 53F NSCLC TKI-naïve ROS1 fusion 18 month-old infant congenital fibrosarcoma ETV6-NTRK3 NSCLC = non-small cell lung cancer

STARTRK-2: Entrectinib Global, Phase 2 Pivotal Basket Study Solid Tumor Histologies Global Study: open at 130+ sites in 15 countries

Focus on Two Complementary Targets: TRK and ROS1 ROS1 TRK TRK is widely distributed across many solid tumors, with relatively low detection rates… Identified across >30 different solid tumor types, including head and neck, thyroid, sarcoma, and brain ~15% of NTRK incidence is in NSCLC, where detection rates are relatively high NGS testing and NTRK detection in non-lung population relatively lower NGS = next generation sequencing

Focus on Two Complementary Targets: TRK and ROS1 TRK is widely distributed across many solid tumors, with relatively low detection rates… Identified across >30 different solid tumor types, including head and neck, thyroid, sarcoma, and brain ~15% of NTRK incidence is in NSCLC, where detection rates are relatively high NGS testing and NTRK detection in non-lung population relatively lower …ROS1 is concentrated in a single solid tumor type, NSCLC, with relatively high detection rates Great majority of ROS1 found in NSCLC; infrequently found in about half a dozen other solid tumor types Most ROS1 patients in the US are identified today due to high testing rates in lung cancer ROS1 TRK NGS = next generation sequencing

TRK Target: Widely Distributed among Solid Tumors TRK enrollment in STARTRK-2 has been consistent with the wide distribution pattern described in the literature Patients with TRK fusions enrolled across >15 different tumor types NSCLC comprises 16% of the patients with TRK fusions in ST-2 All of these patients were identified using NGS TRK

Regulatory Path for Entrectinib in TRK Fusions Ignyta has had multiple meetings and written communications with global health authorities: FDA, EMA, PMDA Global STARTRK-2 Phase 2 basket study intended to form the basis of an NDA Regulatory path for TRK fusions has been confirmed by written FDA feedback Marketing application should contain substantial evidence of an effect on overall response rate (ORR) that is clinically meaningful in magnitude and duration in the context of the proposed indicated population, and which demonstrates an acceptable risk/benefit ratio Proposed indicated population could be a “broader (e.g., tissue agnostic) indication,” if data are supportive Primary endpoint: RECIST v1.1 ORR based on blinded independent central review (BICR)

Enrollment Update for Entrectinib in TRK Fusions We are >85% enrolled to goal for primary efficacy analysis for NDA submission Completed enrollment anticipated by Q3 2017 Global clinical infrastructure in place to enroll patients worldwide 130+ global sites Investigators in approximately a dozen different countries on four continents currently have experience treating patients with entrectinib Broad site distribution helps raise awareness and experience with entrectinib Dozens of patients with TRK fusions enrolled across >15 different tumor types Tracking towards NDA & PMA submission in 2018, and US launch in 2019; MAA submission anticipated in 2019 NDA = new drug application; PMA = premarket approval; MAA = marketing authorisation application

ROS1 Target: Concentrated in NSCLC ROS1 enrollment in STARTRK-2 has been consistent with the concentration in a single solid tumor type (NSCLC) described in the literature Patients with ROS1 fusions enrolled across ~6 different tumor types (e.g., thyroid, sarcoma), but >80% NSCLC All of these patients were identified or confirmed using NGS ROS1

Treatment-Related Adverse Events at RP2D (n>100) 8 ≥10% incidence, grades per NCI CTCAE v4.0 08 March 2017 data cutoff date Overall discontinuation rate at RP2D due to intolerability < 2%; No responding patient on any entrectinib clinical study has discontinued due to intolerability Adverse Event Grades 1-2 Grade 3 Total Fatigue 31% 3% 34% Dysgeusia 34% 34% Dizziness 24% 24% Weight increased 18% 3% 21% Paresthesia 19% 19% Nausea 18% 18% Constipation 18% 18% Diarrhea 15% 1% 16% Vomiting 14% 14% Anemia 7% 6% 13% Myalgia 13% 13%

Note: Enrollment cutoff 16 December 2016; data cutoff 05 April 2017; All patients had at least two on-study response assessments (or came off due to adverse event or progression) and assessed by Investigator review; Blinded Independent Central Review assessments will be reported for registration data sets Interim Data on 32 Patients with ROS1 Fusion-Positive NSCLC (Includes 19 New Patients) Best Response in ROS1 Inhibitor-Naïve ROS1-rearranged NSCLC (n=29) Patients who came off therapy prior to their first tumor scans not shown (n=3) 24 out of 32 patients had confirmed RECIST responses, for ORR of 75% v v 0% change Maximum % Change from Baseline in Sum of Longest Diameters Cancer Discovery patients Newly enrolled patients ◊ * * ◊ * Stable Disease Partial Response

Note: Enrollment cutoff 16 December 2016; data cutoff 05 April 2017; patients who came off therapy prior to their first tumor scans not shown (n=3), including 1 patient with CNS disease High ORR Observed Despite the Relatively High Frequency of CNS Metastases in this Population Best Response in ROS1 Inhibitor-Naïve ROS1-rearranged NSCLC with CNS Metastases (n=11) v Maximum % Change from Baseline in Sum of Longest Diameters ◊ * * CNS metastases ◊ * Stable Disease Partial Response v 0% change 34% (11 out of 32) of the patients in this clinical trial population had CNS metastases - 100 - 90 - 80 - 70 - 60 - 50 - 40 - 30 - 20 - 10 0 10 20 30

Entrectinib Demonstrated Compelling Response Rates in ROS1 NSCLC Patients with CNS Metastases Best Response in ROS1 Inhibitor-Naïve ROS1-rearranged NSCLC with CNS Metastases (n=11) 7 out of the 11 patients with CNS metastases had confirmed RECIST responses, for ORR of 64% v Maximum % Change from Baseline in Sum of Longest Diameters ◊ * * CNS metastases ◊ * Stable Disease Partial Response v 0% change Note: Enrollment cutoff 16 December 2016; data cutoff 05 April 2017; patients who came off therapy prior to their first tumor scans not shown (n=3), including 1 patient with CNS disease - 100 - 90 - 80 - 70 - 60 - 50 - 40 - 30 - 20 - 10 0 10 20 30

Responses Have Been Durable in Patients with ROS1 Fusion-Positive NSCLC (n=32), with 63% of Patients Still on Study CNS disease Time on Study (months) t X t t t t t t t t t t t t t t t t t t t t t t t X X X X X X X X X X X ▌ ▌ ▌ ▌ ▌ ▌ t time to response ongoing X off study progression by RECIST, continued due to clinical benefit ▌ PR PR CR PR PR PR CR CR PR PR PR PR PR PD PR PR SD PR PR PR PR PR PR SD PR PR PR PD NE PD NE NE Note: Enrollment cutoff 16 December 2016; data cutoff 05 April 2017; All patients had at least two on-study response assessments (or came off due to adverse event or progression) and assessed by Investigator review; Blinded Independent Central Review assessments will be reported for registration data sets 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32

Median DOR and PFS in ROS1 NSCLC Patients (n=24 responders and n=32, respectively) Median PFS is 19.1 months (95% CI: 6.5, 36.6) Median DOR is 17.2 months (95% CI: 6.5, 36.0) Note: Enrollment cutoff 16 December 2016; data cutoff 05 April 2017; All patients had at least two on-study response assessments (or came off due to adverse event or progression) and assessed by Investigator review; Blinded Independent Central Review assessments will be reported for registration data sets; DOR = duration of response; PFS = progression free survival

Summary of ROS1 NSCLC Efficacy Dataset Endpoint TKI-naïve ALL (n=32) TKI-naïve subset with CNS disease (n=11) TKI-naïve subset without CNS disease (n=21) Objective Response Rate (ORR) 75% (95% CI: 56.6, 88.5) 64% (95% CI: 30.8, 89.1) 81% (95% CI: 58.1, 94.6) Duration of Response (DOR) 17.2 months (95% CI: 6.5, 36.0) 12.7 months (95% CI: 4.7, 12.7) 17.7 months (95% CI: 5.5, 36.0) Median Duration of Follow-up from Time of First Response: 12.2 months (95% CI: 3.8, 16.6) Entrectinib interim data in 32-patient ROS1 NSCLC data set, including compelling activity in CNS metastases, support a potential best-in-class profile Note: Enrollment cutoff 16 December 2016; data cutoff 05 April 2017; All patients had at least two on-study response assessments (or came off due to adverse event or progression) and assessed by Investigator review; Blinded Independent Central Review assessments will be reported for registration data sets

Clinical/Regulatory Status of Entrectinib in ROS1 Fusions Ignyta has had multiple meetings and written communications with global health authorities: FDA, EMA, PMDA Global STARTRK-2 Phase 2 basket study intended to form the basis of an NDA Currently, more than 50 ROS1 NSCLC patients have been enrolled Full enrollment well beyond regulatory precedent for the primary efficacy analysis for NDA submission anticipated by mid-2017 Patients to then be followed up for appropriate DOR and PFS prior to filing FDA has guided that the next step is to meet with the Thoracic Malignancies team that will be responsible for review of the ROS1 NSCLC NDA Ignyta is targeting convening this FDA meeting in Q3 2017 to review our ROS1 data set in NSCLC patients, including those with CNS disease Primary endpoint: RECIST v1.1 ORR based on BICR DOR is a key secondary endpoint

Regulatory Filings for TRK and ROS1

Independent NDAs

- FDA has indicated that separate NDAs should be filed for TRK tumor agnostic and ROS1 NSCLC indications, and the two NDAs can be submitted simultaneously or sequentially
- Each NDA will be reviewed by separate review teams and the approval decisions will be made independently of one another

Remaining Elements

- Clinical
  - Completion of enrollment (TRK and ROS1) with follow-up for durability → BICR assessment
  - Database lock → individual study and integrated report writing
- Nonclinical
  - Required toxicology studies completed
- Clinical pharmacology studies
  - Population PK analysis
  - Standard drug-drug interaction studies
- CMC
  - Characterization, scale-up, and stability testing of final commercial formulation
- Companion diagnostics development
  - Trailblaze Pharos™ PMA planned
  - Evaluating commercial diagnostic partnerships

Ignyta anticipates 2 TRK/ROS1 NDAs & PMA in 2018, and US launch in 2019; MAA submission anticipated in 2019

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Entrectinib Commercial Roadmap

Entrectinib Has a Potential US Population of ~3,000-4,000 New Patients Annually with ROS1 and TRK Fusions

- ROS1 fusions account for ~2% of NSCLC, or ~2,000 new patients annually
  - Most ROS1 patients in the US are identified today due to high testing in lung cancer



Addressable US Patients
2500
2000
1500
1000
500
0
ROS1
Solid Tumors
ROS1 Solid Tumors
ROS1 NSCLC

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Entrectinib Has a Potential US Population of ~3,000-4,000 New Patients Annually with ROS1 and TRK Fusions

- ROS1 fusions account for ~2% of NSCLC, or ~2,000 new patients annually
  - Most ROS1 patients in the US are identified today due to high testing in lung cancer
- We believe there are ~1,000-2,000 new TRK fusion-positive patients annually with advanced disease in the US
  - Analysis encompasses >120k cancer patients from public and proprietary data sets, including Ignyta's; literature; and independent research by global consulting firms
- TRK fusions prevalent across solid tumors, including head and neck, thyroid, sarcoma, and brain
  - ~15% of TRK prevalence in NSCLC
  - NGS testing and TRK detection in non-lung population relatively lower



Addressable US Patients
2500
2000
1500
1000
500
0
Likely TRK range
ROS1 Solid Tumors
TRK Solid Tumors
ROS1 Solid Tumors
ROS1 NSCLC
TRK Solid Tumors
TRK NSCLC

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At Launch, ROS1 NSCLC Offers a Sizeable Detected Population for Entrectinib TRK: NSCLC Detection Rates Addressable Patient Population TRK: CRC Identified Patient Populations Today TRK: Sarcoma, Head and Neck Higher Lower Smaller Larger ROS1: NSCLC TRK: MASC TRK: Thyroid, Other MASC = mammary analogue secretory carcinoma

As NGS Testing and TRK Detection Expands in the Early Launch Period, the TRK Opportunity Will Grow TRK: NSCLC Detection Rates Addressable Patient Population TRK: CRC Identified Patient Populations Post Entrectinib Launch TRK: Sarcoma, Head and Neck TRK: Thyroid, Other Higher Lower Smaller Larger ROS1: NSCLC TRK: MASC MASC = mammary analogue secretory carcinoma

Ignyta’s Multi-Pronged Commercial Dx Strategy Is Focused on Maximizing the Detection of Target Patients Across Channels US regulatory approval for a companion diagnostic achieved via a site specific PMA at Ignyta’s internal CAP-CLIA certified lab in San Diego Through partnerships, commercial strategy aims to ensure optimal detection of patients and presentation of entrectinib as key option across all market segments: Academic medical centers with internally developed NGS panels Specialty NGS reference labs developing centrally delivered FDA approved CDx tests Large, high volume, commercial reference labs serving community practices Instrument manufacturers developing IVD kits and LDTs CDx= companion diagnostic test; IVD = in vitro diagnostic; LDT = laboratory developed test

CNS Metastases Are Well Established in Cancer Progression, Especially in Lung Cancer and for Driver Alterations Disease Cumulative Incidence of CNS Involvement Lung – Adenocarcinoma ~40%1 Lung – Squamous ~15%2 Melanoma 30-40%3 Soft Tissue Sarcoma ~8%4 Alteration Type CNS Involvement ALK5 At presentation At progression 40% 80% ROS15 At presentation At progression 20% 40% 1,2: Mujoomdar 2007, Bajard 2004; 3: Davies 2010, Raizer 2008; 4: Chou 2011; 5: Key opinion leader interviews

Alecensa CNS Activity: A Commercial Case Study …best-in-class uptake Strong CNS messaging… WW Sales $M FCST Xalkori Launched 2011 Zykadia Launched 2014 Alecensa Launched 2015 FCST Source: Cortellis Launch Year 1 Launch Year 2 Launch Year 3 500 400 300 200 100 0 Source: Roche website FCST = forecast

Profiles of Entrectinib and Other Agents for Patients with ROS1 Fusion-Positive NSCLC Agents / Status ORR DOR CNS Response Most common AEs Xalkori (crizotinib)* Approved 72% (36/50) 18.3 (by central assessment) Not reported Visual impairment (82%) Diarrhea (44%) Nausea (40%) Peripheral edema (40%) Constipation (34%) Vomiting (34%) Elevated AST (22%) Fatigue (20%) Dysgeusia (18%) Lorlatinib* Phase 2 66% (4/6) n/a 75% (3/4) Hypercholesterolemia (82%), Peripheral edema (53%), Hypertriglyceridemia (41%) Slowing of speech (18%), including ‘fogginess’ Entrectinib* Phase 2 75% (24/32) 17.2 64% (7/11) Fatigue (34%) Dysgeusia (34%) Dizziness (24%) Weight increase (21%) Paresthesias (19%) Nausea (18%) Constipation (18%) * Patients with no prior ROS1 inhibitor; investigator assessed, unless otherwise noted Note: Results are based on non-head to head clinical studies to date

Entrectinib Clinical Profile Supports Positioning as First-Line Targeted Agent in ROS1 Fusion-Positive NSCLC 36 Competitive response rate and durability Attractive tolerability profile expected to support preferred use and extended duration of use Overall discontinuation rate at RP2D due to intolerability < 2% No responding patient discontinuing therapy due to intolerability Potential to address significant morbidity and mortality associated with CNS disease CNS progression must be treated proactively and aggressively with immediate and intensive intervention (e.g., WBRT, gamma knife) CNS metastases may be hard to detect and so may not be caught in time A CNS penetrant drug proactively at first-line may prevent or delay onset of metastases and extend response Clinical profile consistent with positioning as first-line targeted agent for ROS1 patients, regardless of their CNS disease status at presentation

Entrectinib Is the Only TRK Inhibitor to Have Demonstrated CNS Activity 7 Entrectinib is the only TRK inhibitor with clinical demonstration of CNS activity Entrectinib TRK CNS responses: 100% (3/3, including CNS CR in NSCLC)* “…Loxo-101 was designed to have limited distribution into central nervous system (CNS) tissues.” (Loxo-101 pedsODAC briefing package, June 29, 2016) Loxo-101 CNS responses: 0% (0/4, including NSCLC)** In addition to robust CNS activity, entrectinib has an attractive safety profile Overall discontinuation rate at RP2D due to intolerability < 2% No responding patient discontinuing therapy due to intolerability Entrectinib clinical profile is consistent with positioning as first-line targeted agent for all patients with TRK fusions * Cancer Discovery, February 2017 ** Hong et al, AACR 2016; Schram et al, AACR 2017 Note: Results are based on non-head to head clinical studies to date; pedsODAC = Pediatric Oncologic Drugs Advisory Committee

Initial Focus at Launch Expected to Combine ROS1 Thoracic Presence with Dx-Driven Outreach for TRK Focused thoracic oncology field team at launch Key academic medical centers and high volume community sites Extend awareness of entrectinib among thoracic oncologists Mix of personal and non-personal promotion (e.g., digital marketing) at lower volume community centers and non-specialist oncologists ROS1 and TRK NSCLC TRK Solid Tumors Focus at launch is lung, but as TRK detection increases, leverage field team to target other tumor types Builds on Ignyta global presence in STARTRK-2 as the preferred TRK inhibitor among non-thoracic oncologists Partner with range of diagnostic collaborators to identify patients at time of NGS testing ‘Just-in-time’ response to capture patients Contact physician when treatment decision is made Reduces need to build broad pre-awareness

Foundation of Commercial Strategy: Two Complementary Opportunities in ROS1 and TRK

- Opportunities in ROS1 and TRK markets are complementary
  - Immediate ROS1 opportunity while TRK detection increases
- >$500M ROS1 market focused in NSCLC is potentially addressable at launch with entrectinib's strong differentiation
- Establish market leadership in key TRK market segments as detection increases post launch
  - Potential best-in-class TRK inhibitor profile
  - Just-in-time Dx-driven approach initially
  - Broader field effort as detected patient population grows

Potential Entrectinib Total Addressable US Markets



TRK US Market: up to ~$540M1
ROS1 US NSCLC Market: ~$540M2
Year 1
Year 2
Year 3
Year 4
Year 5
ROS1
TRK

1: Up to 2,000 patients at $15K monthly price (benchmarked to crizotinib price) at 18 mo. duration
2: 2,000 patients at $15K monthly price at 18 mo. duration

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2017 & 2018 Anticipated Corporate Milestones & Clinical Updates

2030 Vision

2011 – 2015	2016 – 2020	2021 – 2025	2026 – 2030	
Advance clinical pipeline	**Commercialize Rx/Dx products**	**Scale pipeline revenue**	**Drive sustainable profitability**	**Leading Precision Medicine Company that Eradicates Residual Disease**

Entrectinib

- ✔ STARTRK-1/ALKA Ph 1 data update, 1Q17
- ✔ STARTRK-2 interim data (after consultation with FDA) + entrectinib commercial roadmap, 2Q17
- Complete TRK and ROS1 enrollment of STARTRK-2, 3Q17
- Announce top-line NDA registration-enabling data (after consultation with FDA), 1H18
- Submit NDAs (and PMA) with US FDA, 2018

Pipeline

- RXDX-105 Ph 1b basket study data update, 2H17
- RXDX-106 Ph 1 trial initiation, 2H17
- RXDX-106 preliminary Ph 1 data, 2H18

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